Exhibit 99.1

INTERNATIONAL ISOTOPES INC.

DIRECTOR AND OFFICER INDEMNIFICATION

AGREEMENT

INDEMNIFICATION AGREEMENT (“Agreement”) dated as of         , 2008 between International Isotopes Inc., a Texas corporation (the “Company”), and [name of director or officer] (“Indemnitee”).

Preliminary Statements

Competent and experienced persons are becoming more reluctant to serve as directors or officers of corporations unless they are provided with adequate protection against claims and actions against them for their activities on behalf or at the request of such corporations, generally through insurance and indemnification.

Uncertainties in the interpretations of the statutes and regulations, laws and public policies relating to indemnification of corporate directors and officers are such as to make adequate, reliable assessment of the risks to which directors and officers of such corporations may be exposed difficult, particularly in light of the proliferation of lawsuits against directors and officers generally.

The Board of Directors of the Company, based upon its business experience, has concluded that the continuation of present trends in litigation against corporate directors and officers will inevitably make it more difficult for the Company to attract and retain directors and officers of the highest degree of competence committed to the active and effective direction and supervision of the business and affairs of the Company and its subsidiaries and affiliates and the operation of its and their facilities, and the Board deems such consequences to be so detrimental to the best interests of the Company that it has concluded that the Company should act to provide its directors and officers with enhanced protection against inordinate risks attendant on their positions in order to assure that the most capable persons otherwise available will be attracted to, or will remain in, such positions and, in such connection, such directors have further concluded that it is not only reasonable and prudent but necessary for the Company to obligate itself contractually to indemnify to the fullest extent permitted by applicable law its directors and certain of its officers and certain persons serving other entities on behalf or at the request of the Company and to assume, to the maximum extent permitted by applicable law, financial responsibility for expenses and liabilities which might be incurred by such individuals in connection with claims lodged against them for their decisions and actions in such capacities.

Article 2.02-1 of the Texas Business Corporation Act, under which law the Company is organized, empowers a corporation organized in Texas to indemnify persons who serve as directors, officers, employees or agents of the corporation or persons who serve at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, employee benefit plan, other enterprise, or other entity, and further empowers a corporation to "purchase and maintain insurance” on behalf of such persons “against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person, whether or not the corporation would have the power to indemnify him against that liability under [Article 2.02-1]."  The Second Amended and Restated Articles of Incorporation of the Company permit indemnification in accordance with the fullest extent permitted by law.

The Company has (i) reviewed the type of insurance available to insure the directors and officers of the Company and of its affiliates against costs, expenses (including attorneys’ fees and disbursements), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any action, suit or proceeding to which they are, or are threatened to be made, a party by reason of their status or decisions or actions in such positions, (ii) studied the nature and extent of the coverage provided by such insurance and the cost thereof to the Company, (iii) concluded to obtain such insurance and (iv) concluded, in part based upon Company’s decision to obtain such insurance with certain exclusions and limitations, that it would be in the best interests of the Company and its shareholders for the Company to enter into agreements to indemnify certain of such persons in the form of this Agreement.

The Company desires to have Indemnitee serve or continue to serve as a director or officer of the Company, or director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, employee benefit plan, other enterprise, or other entity (each a “Company Affiliate”) of which Indemnitee has been or is serving or will serve on behalf or at the request of or for the convenience of or to represent the interests of the Company, free from undue concern for unpredictable, inappropriate or unreasonable claims for damages by reason of Indemnitee being, or having been, a director or officer of the Company or a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of a Company Affiliate or by reason of Indemnitee’s decisions or actions on their behalf.

Indemnitee is willing to serve, or to continue to serve, or to take on additional service for, the Company or the Company’s Affiliates in such aforesaid capacities on the condition that Indemnitee be indemnified as provided for herein.

Accordingly, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

1.

Services to the Company. Indemnitee will serve or continue to serve as a director or officer of the Company (in the case of a Company officer, at the will of the Company or under separate contract, if any such contract exists or shall hereafter exist) or as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of a Company Affiliate faithfully and to the best of Indemnitee’s ability so long as Indemnitee is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable constitutive documents thereof; provided, however, that (i) Indemnitee may at any time and for any reason resign from such position (subject to any contractual obligations which Indemnitee shall have assumed apart from this Agreement) and (ii) neither the Company nor any Company Affiliate shall have any obligation under this Agreement to continue Indemnitee in any such position.

2.

Right to Indemnification. The Company shall, to the fullest extent permitted by applicable law as then in effect, indemnify Indemnitee if he or she is or was involved in any manner (including, without limitation, as a party or a witness) or is threatened to be made so involved in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action, suit or proceeding by or in the right of the Company to procure a judgment in its favor) (a “Proceeding”) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of any Company Affiliate against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding; provided, however, that, except as provided in Section 3(d), the foregoing shall not apply to Indemnitee with respect to a Proceeding that was commenced by Indemnitee. Such indemnification shall include the right to receive payment in advance of any expenses incurred by Indemnitee in connection with such Proceeding, consistent with the provisions of applicable law as then in effect.

3.

Advancement of Expenses; Procedures; Presumptions and Effect of Certain Proceedings; Remedies; Definitions. In furtherance, but not in limitation, of the foregoing provisions, the following procedures, presumptions and remedies shall apply with respect to advancement of expenses and the right to indemnification hereunder:

(a)

Advancement of Expenses. All reasonable expenses incurred by or on behalf of Indemnitee in connection with any Proceeding shall be advanced to Indemnitee by the Company within 20 calendar days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the expenses incurred by Indemnitee and, if required by law at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of Indemnitee to repay the amounts advanced if it should ultimately be determined that Indemnitee is not entitled to be indemnified against such expenses pursuant to this Article.

(b)

Procedure for Determination of Entitlement to Indemnification.

(i)

To obtain indemnification under this Article, an Indemnitee shall submit to the Secretary of the Company a written request, including such documentation and information as is reasonably available to Indemnitee and reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification (the “Supporting Documentation”). The determination of Indemnitee’s entitlement to indemnification shall be made not later than 60 calendar days after receipt by the Company of the written request for indemnification together with the Supporting Documentation. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

(ii)

Indemnitee’s entitlement to indemnification hereunder shall be determined in one of the following ways (each of which shall give effect to the presumptions set forth in Section 3(c)): (A) by a majority vote of the Disinterested Directors (as hereinafter defined), if they constitute a quorum of the Board; (B) by a written opinion of Independent Counsel (as hereinafter defined) if a quorum of the Board consisting of Disinterested Directors is not obtainable or, even if obtainable, a majority of such Disinterested Directors so directs; (C) by the shareholders of the Company (but only if a majority of the Disinterested Directors, if they constitute a quorum of the Board, presents the issue of entitlement to indemnification to the shareholders for their determination) or (D) as provided in Section 3(c).

(iii)

If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 3(b)(ii), a majority of the Disinterested Directors, if any, shall select the Independent Counsel, but only an Independent Counsel to which Indemnitee does not reasonably object. If there shall be no Disinterested Directors, such Independent Counsel shall be selected by a majority of the Directors, but only an Independent Counsel to which Indemnitee does not reasonably object.

(c)

Presumptions and Effect of Certain Proceedings. Except as otherwise expressly provided herein, Indemnitee shall be presumed to be entitled to indemnification hereunder upon submission of a request for indemnification together with the Supporting Documentation in accordance with Section 3(b)(i), and thereafter the Company shall have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, if the person or persons empowered under Section 3(b) to determine entitlement to indemnification shall not have been appointed or shall not have made a determination within 60 calendar days after receipt by the Corporation of the request therefor together with the Supporting Documentation, Indemnitee shall be deemed to be entitled to indemnification and Indemnitee shall be entitled to such indemnification unless the Company establishes as provided in the final sentence of Section 3(d)(ii) or by written opinion of Independent Counsel that (A) Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law. The termination of any Proceeding described in Section 2, or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful.

(d)

Remedies of Indemnitee.

(i)

In the event that a determination is made pursuant to Section 3(b) that Indemnitee is not entitled to indemnification hereunder, (A) Indemnitee shall be entitled to seek an adjudication of Indemnitee’s entitlement to such indemnification either, at Indemnitee’s sole option, in (x) an appropriate court of the State of Idaho or any other court of competent jurisdiction or (y) an arbitration to be conducted by a single arbitrator, selected by mutual agreement of the Company and Indemnitee (or, failing such agreement, by the then sitting Chief Judge of the United States District Court for the District of Idaho), pursuant to the rules of the American Arbitration Association; (B) any such judicial proceeding or arbitration shall be de novo and Indemnitee shall not be prejudiced by reason of such adverse determination and (C) in any such judicial proceeding or arbitration the Company shall have the burden of proving that Indemnitee is not entitled to indemnification under this Article. If any such determination is made, Indemnitee shall be entitled, on five days written notice to the Secretary of the Company, to receive the written report of the persons making such determination, which report shall include the reasons and factual findings, if any, upon which such determination was based.

(ii)

If a determination shall have been made or deemed to have been made, pursuant to Section 3(b) or (c), that Indemnitee is entitled to indemnification, the Company shall be obligated to pay the amounts constituting such indemnification within five days after such determination has been made or deemed to have been made and shall be conclusively bound by such determination unless the Company establishes as provided in the final sentence of this paragraph that (A) Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law. If (x) advancement of expenses is not timely made pursuant to Section 3(a) or (y) payment of indemnification is not made within five calendar days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to Section 3(b) or (c), Indemnitee shall be entitled to seek judicial enforcement of the Company’s obligation to pay to Indemnitee such advancement of expenses or indemnification.  Notwithstanding the foregoing, the Company may bring an action, in an appropriate court in the State of Idaho or any other court of competent jurisdiction, contesting the right of Indemnitee to receive indemnification hereunder due to the occurrence of an event described in subclause (A) or (B) of this clause (ii) (a “Disqualifying Event”); provided, however, that in any such action the Company shall have the burden of proving the occurrence of such Disqualifying Event.

(iii)

The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 3(d) that the procedures and presumptions of this Section 3 are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

(iv)

If Indemnitee, pursuant to this Section 3(d), seeks a judicial adjudication of, or an award in arbitration to enforce Indemnitee’s rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any expenses actually and reasonably incurred by Indemnitee if Indemnitee prevails in such judicial adjudication or arbitration.  If it shall be determined in such judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be prorated accordingly.

(e)

Definitions. For purposes of this Section 3:

“Disinterested Director” means a director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

“Independent Counsel” means a law firm or a member of a law firm that neither presently is, nor in the past five years has been, retained to represent (a) the Company or Indemnitee in any matter material to either such party or (b) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing under the law of the State of Idaho, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights hereunder.

4.

Other Rights to Indemnification. The indemnification and advancement of costs and expenses (including attorneys’ fees and disbursements) provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of applicable law, the Second Amended and Restated Articles of Incorporation or Bylaws of the Company or any other agreement or any vote of directors or shareholders or otherwise, whether as to action in Indemnitee’s official capacity or in another capacity while occupying any of the positions or having any of the relationships referred to in Section 1 of this Agreement.

5.

Duration of Agreement.

(a)

This Agreement shall be effective from and after the effective date of the Agreement, and shall continue until and terminate upon the later of (i) the tenth anniversary after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Section 1 of this Agreement or (ii) (A) the final termination or resolution of all Proceedings with respect to Indemnitee commenced during such 10-year period and (B) either (x) receipt by Indemnitee of the indemnification to which Indemnitee is entitled hereunder with respect thereto or (y) a final adjudication or binding arbitration that Indemnitee is not entitled to any further indemnification with respect thereto, as the case may be.

(b)

This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee’s heirs, devisees, executors, administrators or other legal representatives.

6.

Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable under any particular circumstances or for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all other portions of any Section, paragraph or clause of this Agreement that contains any provision that has been found to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable), or the validity, legality or enforceability under any other circumstances shall not in any way be affected or impaired thereby and (b) to the fullest extent possible consistent with applicable law, the provisions of this Agreement (including, without limitation, all other portions of any Section, paragraph or clause of this Agreement that contains any such provision that has been found to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be deemed revised, and shall be construed so as to give effect to the intent manifested by this Agreement (including the provision held invalid, illegal or unenforceable).

7.

Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

8.

Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

9.

Modifications and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

10.

Notifications and Defense of Claim. Indemnitee agrees to notify the Company promptly in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification hereunder, whether civil, criminal or investigative; provided, however, that the failure of Indemnitee to give such notice to the Company shall not adversely affect Indemnitee’s rights under this Agreement except to the extent the Company shall have been materially prejudiced as a direct result of such failure. Nothing in this Agreement shall constitute a waiver of the Company’s right to seek participation at its own expense in any Proceeding which may give rise to indemnification hereunder.

11.

Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, in either case:

(a) if to Indemnitee:

[name]

[address]

(b) if to the Company:

International Isotopes Inc.

4137 Commerce Circle

Idaho Falls, Idaho 83401

Attn: Steve T. Laflin

or to such other address as may have been furnished to either party by the other party.

12.

Governing Law. The parties hereto agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

INTERNATIONAL ISOTOPES INC.,	INDEMNITEE
a Texas corporation

By:	By:
Name:	Name:
Title:	Title: